STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
NORTHERN FUNDS
Supplement dated November 27, 2007 to Statement of Additional Information dated July 31, 2007

The first paragraph on page 8 is removed and replaced with the followings:
          EQUITY SWAPS. The Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
The third paragraph on page 9 is removed and replaced with the following:
          In addition, to the extent consistent with its investment objective and strategies, a Fund may purchase or sell forward foreign currency exchange contracts for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.
The third paragraph on page 12 is removed and replaced with the following:
          FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, in anticipation of the purchase of securities, or for liquidity management purposes.
The second paragraph on page 13 is removed and replaced with the following:
          INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS AND CURRENCY SWAPS. To the extent consistent with their respective investment objectives and strategies, the Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events. A Fund also may enter into currency swaps, which involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.

The following paragraph is added to page 26:
Mr. Cline, Chairman of the Board of Northern Funds, will retire from the Board pursuant to the retirement provisions of Northern Funds’ by-laws as of December 31, 2007. As of January 1, 2008, Mr. Strubel will become Chairman of the Board of Northern Funds.
The information with regard to Mr. Gregory A. Chidsey on page 30 is removed and replaced with the following:

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH
OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Randal Rein	Vice President of Fund Administration of The
Age: 37	Northern Trust Company since 2007;
50 South LaSalle Street	Second Vice President of Fund Administration
Chicago, IL 60603	of The Northern Trust Company from
Assistant Treasurer since 2007	2002 to 2007; Manager of Fund Administration
of The Northern Trust Company from 2001 to 2002.
The following information is added to the section “Investment Advisers, Sub-Advisers, Transfer Agent and Custodian — Investment Sub-Advisers” on page 36:

Fund	Sub-Advisers

Multi-Manager Small Cap Fund	Copper Rock Capital Partners LLC (“Copper Rock”)
Copper Rock
Copper Rock is an indirect, majority-owned subsidiary of Old Mutual plc located at 5th Floor, Old Mutual Place, 2 Lambeth Hill, London, UK EC4V 4GC.
The following information is added to the section “Portfolio Managers” on page 45:

Fund	Portfolio Manager

Multi-Manager Small Cap Fund	Copper Rock
Tucker Walsh
Michael Malouf, CFA
The following information is added to the section “Accounts Managed by the Portfolio Managers — Multi-Manager Small Cap Fund” on page 51:
          Copper Rock

          The table below discloses accounts within each type of category listed below for which Tucker Walsh was jointly and primarily responsible for day-to-day portfolio management as of September 30, 2007.

			Number of Accounts	Total Assets in
			Managed in which	which Advisory Fee
	Total Number of	Total Assets	Advisory Fee Based	Based on Performance
Type of Accounts	Accounts Managed	Millions)	on Performance	(in Millions)

Northern Funds:	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	13	$760.1	0	$0
Other Pooled Investment Vehicles:	8	$422.6	0	$0
Other Accounts:	37	$1,644.0	0	$0
          The table below discloses accounts within each type of category listed below for which Michael Malouf, CFA was jointly and primarily responsible for day-to-day portfolio management as of September 30, 2007.

			Number of Accounts	Total Assets in
			Managed in which	which Advisory Fee
	Total Number of	Total Assets	Advisory Fee Based	Based on Performance
Type of Accounts	Accounts Managed	Millions)	on Performance	(in Millions)

Northern Funds:	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies	13	$760.1	0	$0
Other Pooled Investment Vehicles:	8	$422.6	0	$0
Other Accounts:	37	$1,644.0	0	$0
The following information is added to the section “Material Conflicts of Interest — Multi-Manager Small Cap Fund” on page 56:
          Copper Rock
          Copper Rock may manage numerous accounts for multiple clients. These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e., accounts managed on behalf of individuals, public or private institutions). Copper Rock’s portfolio managers provide services for multiple clients simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the Copper Rock portfolio management team may face.
          Copper Rock may receive differential compensation from different advisory clients and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g. clients also may demand different levels of service or have larger, smaller or multiple relationships with Copper Rock). Portfolio Managers may make personal investments in accounts they manage or support.
          Copper Rock manages to a model. Thus, any differences in performance would generally be due to rounding or specific portfolio restrictions.

          The Copper Rock portfolio managers may not be able to acquire enough of a certain security to fill all the orders across all the client portfolios. Copper Rock has a written procedure that typically requires the available shares to be distributed on a pro-rata basis across the appropriate portfolios.
The following information is added to the section “Portfolio Manager Compensation Structure — Sub-Advisers — Multi-Manager Small Cap Fund” on page 61:
          Copper Rock
          Copper Rock’s portfolio managers have significant equity ownership in the firm along with a competitive salary and a yearly bonus. Bonuses and equity ownership have the opportunity to be substantial with strong investment performance coupled with the financial success of the firm.
The fourth paragraph on page B-1 is deleted in its entirety.
The fourth and sixth paragraphs on page B-2 are deleted in their entirety.

50 South LaSalle P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com